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Nittany Financial Corp.                Subject:    2nd Qtr 2004 Earnings

                                       Contact:    Samuel J. Malizia, Chairman of the Board
                                                   David Z. Richards, Jr., President & CEO
                                                  (814) 238-5724

                                       Date:       August 9, 2004
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FOR IMMEDIATE RELEASE
---------------------

                        NITTANY FINANCIAL CORP. ANNOUNCES
                AN INCREASE IN SECOND QUARTER EARNINGS AND ASSETS

State College,  PA....Nittany  Financial  Corp.,  (the  "Company") (OTC Bulletin
Board Symbol "NTNY") the holding company for Nittany Bank, Vantage Investment Advisors, LLC and Nittany Asset Management Inc., today announced second quarter 2004 earnings.

Fully diluted earnings for the three-month period ending June 30, 2004 were $637,900 or $0.31 per share, compared to $355,600 or $0.19 per share for the three month period ending June 30, 2003, a 79% increase. Net interest income for the three months ended June 30, 2004 was $2,085,800 compared to $1,492,600 for the same period ending June 30, 2003, a $593,200 or 40% rise. The increase resulted from the continued loan and deposit growth and the net interest margin which remained steady at approximately 3.00%. Non-interest income grew to $811,300 for the 2004 quarter from $355,000 for the same time period in 2003, due to the increase in Vantage Investment Advisors, LLC assets under management and service fees on deposit accounts at Nittany Bank.

"The steady growth in the number of accounts at Nittany Bank and Vantage, plus our ability to fund loans with core deposits, allows Nittany Financial to continue to prosper," commented Samuel J. Malizia, Chairman of the Board for Nittany Financial Corp. Malizia added, "We believe that focusing on our core strategies and superior customer service within our single market is the best way to be successful in a highly competitive environment. We plan to continue to expand such operations with the opening of our fifth office in Bellefonte in late 2004 or early 2005."

The balance sheet for the Company also showed strong growth in year 2004 and excellent credit quality. Total assets for the consolidated entity were $278,098,300 on June 30, 2004, compared to $248,587,300 at December 31, 2003, an
12% increase. Total deposits grew by 10% over the same time period, with the Company's core Nittany Savings account providing the majority of the increase with growth of 12%. Total net loans grew by 17% to $213,606,800 for the six month period ending June 30, 2004. Non-performing loans over 90 days delinquent were only $86,700 or 0.04% of the total loan portfolio at June 30, 2004.


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President  and CEO David  Richards  added,  "Continued  strong  loan and deposit growth without compromising our excellent credit quality is creating value for our shareholders. We have been fortunate to combine an intimate knowledge of our market and customer needs, in concert with a highly motivated and professional staff at Nittany Bank. This combination is producing significant gains and franchise value. Customers want the best people, products and technology. The addition of an instant live help feature on our website recently is one small example of our ongoing effort to deliver better banking and separate ourselves from the competition."

Nittany Financial Corp. (OTC Ticker Symbol "NTNY") is the parent company for Nittany Bank, a federally chartered financial institution headquartered and operated in State College, Pennsylvania. Nittany Bank began operations in October, 1998 and currently operates four offices with 53 full time equivalent employees. Nittany Bank offers a full range of financial services through its four offices, five ATM's, telephone banking (814-231-1800) and transactional internet banking at its www.NittanyBank.com website.

The parent company, Nittany Financial Corp., also owns two investment subsidiaries. Nittany Asset Management Inc. offers retail investment products through the Bank's four offices. Vantage Investment Advisors, LLC is a Registered Investment Advisory firm providing fee-based investment management services. Vantage currently manages approximately $245 million in investments for small business retirement plans as well as individual portfolio management for consumers.

The foregoing material contains forward-looking statements concerning the financial condition, results of operations and business of the Company. We caution that such statements are subject to a number of uncertainties and actual results could differ materially and, therefore, readers should not place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

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                             NITTANY FINANCIAL CORP.
                           CONSOLIDATED BALANCE SHEET
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                                                                             June 30,          December 31,
                                                                               2004                2003
                                                                        ------------------  -----------------
                                                                                     (unaudited)
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ASSETS
     Cash and due from banks                                            $       8,665,074   $        805,812
     Interest-bearing deposits with other banks                                 3,449,006         14,147,474
                                                                        ------------------  -----------------
     Cash and cash equivalents                                                 12,114,080         14,953,286
     Investment securities available for sale                                   2,468,431          4,074,095
     Investment securities held to maturity (estimated
       market value of $41,309,945 and $39,168,895)                            41,913,421         39,246,289
     Loans receivable (net of allowance for loan losses
       of $1,984,680 and $1,737,475)                                          213,606,805        182,742,537
     Premises and equipment                                                     2,521,636          2,570,953
     Federal Home Loan Bank stock                                               1,724,000          1,311,300
     Intangible assets                                                          1,763,231          1,763,231
     Accrued interest and other assets                                          1,986,734          1,925,622
                                                                        ------------------  -----------------

             TOTAL ASSETS                                               $     278,098,338   $    248,587,313
                                                                        ==================  =================

LIABILITIES
     Deposits:
         Noninterest-bearing demand                                     $      11,843,397   $      7,880,177
         Interest-bearing demand                                               24,321,562         21,902,355
         Money market                                                          35,341,260         34,237,951
         Savings                                                              152,444,179        136,273,936
         Time                                                                  19,164,271         20,598,238
                                                                        ------------------  -----------------
            Total deposits                                                    243,114,669        220,892,657
     Short-term borrowings                                                      7,045,632          2,363,887
     Other borrowings                                                          11,069,475          9,829,866
     Accrued interest payable and other liabilities                               911,566            673,159
                                                                        ------------------  -----------------

             TOTAL LIABILITIES                                                262,141,342        233,759,569
                                                                        ------------------  -----------------

STOCKHOLDERS' EQUITY
     Serial preferred stock, no par value; 5,000,000 shares
       authorized, none issued                                                          -                  -
     Common stock, $.10 par value; 10,000,000 shares
       authorized, 1,924,621 and 1,603,960 issued and outstanding                 192,462            160,396
     Additional paid-in capital                                                14,287,483         14,323,021
     Retained earnings                                                          1,490,267            356,344
     Accumulated other comprehensive loss                                         (13,216)           (12,017)
                                                                        ------------------  -----------------

             TOTAL STOCKHOLDERS' EQUITY                                        15,956,996         14,827,744
                                                                        ------------------  -----------------

             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $     278,098,338   $    248,587,313
                                                                        ==================  =================

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                                                                            NITTANY FINANCIAL CORP.
                                                                      CONSOLIDATED STATEMENT OF INCOME


                                                          Three Months Ended June 30,              Six Months Ended June 30,
                                                           2004                 2003                2004                 2003
                                                -------------------  -------------------  ------------------   ------------------
                                                                (unaudited)                               (unaudited)
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INTEREST AND DIVIDEND INCOME
     Loans, including fees                      $        3,009,369   $        2,302,577   $       5,767,209    $       4,410,790
     Interest-bearing deposits with other banks              9,840               13,037              25,206               39,905
     Investment securities                                 351,957              377,023             743,016              746,334
                                                -------------------  -------------------  ------------------   ------------------
             Total interest and dividend income          3,371,166            2,692,637           6,535,431            5,197,029
                                                -------------------  -------------------  ------------------   ------------------

INTEREST EXPENSE
     Deposits                                            1,146,837            1,056,983           2,306,537            2,119,605
     Short-term borrowings                                  18,033               12,878              24,014               24,988
     Other borrowings                                      120,504              130,218             258,196              261,641
                                                -------------------  -------------------  ------------------   ------------------
             Total interest expense                      1,285,374            1,200,079           2,588,747            2,406,234
                                                -------------------  -------------------  ------------------   ------------------

NET INTEREST INCOME                                      2,085,792            1,492,558           3,946,684            2,790,795

Provision for loan losses                                  194,000              188,000             304,000              278,000
                                                -------------------  -------------------  ------------------   ------------------

NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                       1,891,792            1,304,558           3,642,684            2,512,795
                                                -------------------  -------------------  ------------------   ------------------

NONINTEREST INCOME
     Service fees on deposit accounts                      174,307              126,632             320,368              245,457
     Investment security gain                                    -                    -                   -                6,691
     Asset management fees and commissions                 592,471              150,526           1,159,216              489,670
     Other                                                  44,536               77,851              54,666               86,945
                                                -------------------  -------------------  ------------------   ------------------
             Total noninterest income                      811,314              355,009           1,534,250              828,763
                                                -------------------  -------------------  ------------------   ------------------

NONINTEREST EXPENSE
     Compensation and employee benefits                    745,230              544,386           1,437,995            1,063,112
     Occupancy and equipment                               177,793              148,245             354,129              293,221
     Professional fees                                      51,349               53,725              94,798              101,749
     Data processing fees                                  111,164               95,608             230,171              173,261
     Supplies, printing, and postage                        31,938               31,518              64,931               68,675
     Advertising                                            37,723               24,442              78,128               61,792
     ATM processing fees                                    34,982               30,322              69,853               62,622
     Commission expense                                    361,331               77,298             738,837              295,123
     Other                                                 174,724              109,331             340,169              218,472
                                                -------------------  -------------------  ------------------   ------------------
             Total noninterest expense                   1,726,234            1,114,875           3,409,011            2,338,027
                                                -------------------  -------------------  ------------------   ------------------

Income before income taxes                                 976,872              544,692           1,767,923            1,003,531
Income taxes                                               339,000              189,089             634,000              348,699
                                                -------------------  -------------------  ------------------   ------------------

NET INCOME                                      $          637,872   $          355,603   $       1,133,923    $         654,832
                                                ===================  ===================  ==================   ==================

EARNINGS PER SHARE
     Basic                                      $             0.33   $             0.21   $            0.59    $            0.39
     Diluted                                                  0.31                 0.19                0.55                 0.36

WEIGHTED AVERAGE SHARES OUTSTANDING
     Basic                                               1,924,621            1,690,139           1,924,621            1,686,784
     Diluted                                             2,080,803            1,835,168           2,077,516            1,832,813

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